Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, David R. Odenath, president of Legg Mason Growth Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period-end December 31, 2008, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ David R. Odenath	March 3, 2009
David R. Odenath	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, chief financial officer of Legg Mason Growth Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period-end December 31, 2008, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ Marie K. Karpinski	March 3, 2009
Marie K. Karpinski	Date
Vice President and Chief Financial Officer